UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2020

TRITON INTERNATIONAL LIMITED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Underwriting Agreement in Connection with Secondary Offering of Common Shares by Selling Shareholders

On October 1, 2020, Triton International Limited (the “Company”) and Vestar Capital Partners LLC (“Vestar”) and certain investment funds managed by Vestar (the “Selling Shareholders”) entered into an underwriting agreement with Goldman Sachs & Co. LLC in connection with the offer and sale by the Selling Shareholders of 10,706,982 common shares of the Company (the “Offering”). The Company did not sell any common shares in the Offering and will not receive any proceeds from the sale of the common shares by the Selling Shareholders. Following the Offering, the Selling Shareholders will no longer own any of the Company’s common shares. The Offering is expected to close on October 5, 2020, subject to customary closing conditions.

The offering was made pursuant to the Company’s registration statement on Form S-3 (File No. 333-248482) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on August 28, 2020 (the “Registration Statement”), a base prospectus, dated August 28, 2020, included as part of the Registration Statement, and a prospectus supplement, dated October 1, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The foregoing description of the Underwriting Agreement is a summary and is qualified in its entirety by reference to the terms of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The Company is filing this Current Report on Form 8-K to add the following exhibits to the Registration Statement: (i) the Underwriting Agreement (Exhibit No. 1.1 to this Current Report on Form 8-K) and (ii) the opinion of Appleby (Bermuda) Limited, as counsel to the Company, regarding the validity of the common shares and their related consent (Exhibit Nos. 5.1 and 23.1 to this Current Report on Form 8-K).

Termination of Vestar Sponsor Shareholders Agreement

The Sponsor Shareholders Agreement by and among the Company and Vestar/Triton Investments III, L.P. and Vestar-Triton (Gibco) Limited (the “Vestar Sponsor Shareholders”), dated as of November 9, 2015, as amended on July 11, 2016 (the “Vestar Sponsor Shareholders Agreement”) provides that it terminates automatically when the Vestar Sponsor Shareholders no longer beneficially own any of the Company’s common shares. Accordingly, upon the closing of the Offering, the Vestar Sponsor Shareholders Agreement will terminate in accordance with its terms, other than certain non-solicitation, non-competition, confidentiality and miscellaneous provisions which survive the termination of the Sponsor Shareholders’ Agreement in accordance with their terms. A summary of the material terms of the Vestar Sponsor Shareholders Agreement was previously reported in the Current Report on Form 8-K filed by the Company on July 14, 2016, and such disclosure is incorporated by reference herein and is qualified in its entirety by reference to the full text of the Vestar Sponsor Shareholders Agreement filed as Exhibit 10.6 thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated October 1, 2020, by and between Triton International Limited, the Selling Shareholders and Goldman Sachs & Co. LLC.

5.1	Opinion of Appleby (Bermuda) Limited regarding the validity of the common shares.

23.1	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.1).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 5, 2020	TRITON INTERNATIONAL LIMITED

	By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Senior Vice President, General Counsel and Secretary